George Brenner, CPA
                           A Professional Corporation
                       10680 W. PICO BOULEVARD, SUITE 260
                          LOS ANGELES, CALIFORNIA 90064
                         310/202-6445 - Fax 310/202-6494

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Ecash, Inc.
  (formerly known as Avery Sports Turf, Inc.)

I have audited the accompanying balance sheet of Ecash, Inc ( formerly Avery Sports Turf, Inc)., a Delaware corporation as of March 31, 2006, and the related statement of operations, shareholders' equity and cash flows for the three months period ended March 31, 2006. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial condition of Ecash, Inc as of March 31, 2006, the results of its operations and cash flows for the three months ended March 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statement has been prepared assuming that the Company will continue as a going concern. As discussed in Note 2A. to the financial statements, the Company's continuing losses and accumulated deficit raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2A. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. As set forth in Note: 13 Subsequent Event, a merger was effected on May 12, 2006.

/s/ George Brenner, C.P.A.
--------------------------
George Brenner, C.P.A.
Los Angeles, California
August 14, 2006

                                   ECASH, INC.
                       (formerly Avery Sports Turf, Inc.)
                                  BALANCE SHEET
                                 MARCH 31, 2006

                                     ASSETS

Current Assets
           Cash                                                     $        --
           Note receivable                                               46,680
                                                                    -----------
                       Total current assets                              46,680

                                 Total Assets                       $    46,680
                                                                    ===========

                      LIABILITIES AND SHAREHOLDERS' DEFICIT

Current Liabilities
           Bank overdraft                                           $     3,010
           Accounts payable                                               5,847
           Accrued expense                                               30,000
           Accrued consulting - related party                             6,000
                                                                    -----------
             Total Current Liabilities                                   44,857
                                                                    -----------

                               Total Liabilities                         44,857
                                                                    -----------

Shareholders' Equity
           Common stock, par value $0.001
              authorized 500,000,000 shares,
              issued and outstanding 1,244,012                            1,244
           Additional paid-in capital                                 4,246,206
           Less: subscriptions receivable $20,000                       (20,000)
              Deficit                                                (4,225,627)
                                                                    -----------
             Total Shareholders' Equity                                   1,823
                                                                    -----------

                   Total Liabilities and Shareholders' Equity       $    46,680
                                                                    ===========

                 See accompanying notes to financial statements

                                   ECASH, INC.
                       (formerly Avery Sports Turf, Inc.)
                            STATEMENTS OF OPERATIONS

                                                                    Three Months
                                                                       Ended
                                                                  March 31, 2006
                                                                  --------------

Net Sales                                                             $      --

Cost of Goods Sold                                                           --
                                                                      ---------

Gross Profit                                                                 --
                                                                      ---------

Selling, General and Administrative
   Expenses                                                             127,353

Depreciation                                                                 --

Interest Expense                                                             20
                                                                      ---------

Income (Loss) From Operations                                          (127,373)

Gain on settlement                                                       89,778

Income Tax                                                                   --
                                                                      ---------

Net Income (Loss)                                                     $ (37,595)
                                                                      =========
Loss Per Common Share
   Basic and Diluted                                                  $ (0.0655)
                                                                      =========

Weighted Average
Number of Common
   Shares Outstanding                                                   579,020
                                                                      =========

                 See accompanying notes to financial statements

                                   ECASH, INC.
                        (formerly Avery Sports Turf, Inc)
                        STATEMENT OF SHAREHOLDERS' EQUITY

                                                            Additional                                    Total
                                      Common Stock           Paid-In         Stock       Accumulated    Shareholders'
                                  Shares        Amount        Capital     Subscription    Deficit        (Deficit)
                                -----------   -----------   -----------   -----------    -----------    -----------
Balance, December 31, 2005          384,443   $       384   $ 3,387,477            --    $(4,188,032)   $  (800,171)
                                -----------   -----------   -----------   -----------    -----------    -----------

Common stock payable
    shares issued                     7,375             7         7,368            --             --          7,375

Stock for cash                      160,000           160       159,840            --             --        160,000

Stock subscription receivable            --            --            --       (20,000)            --        (20,000)

Stock for debt                      692,194           692       691,502            --             --        692,194

Net (loss)                               --            --            --            --        (37,595)       (37,595)
                                -----------   -----------   -----------   -----------    -----------    -----------



Balance, March 31                 1,244,012   $     1,244   $ 4,246,206   $   (20,000)   $(4,225,627)   $     1,823
                                -----------   -----------   -----------   -----------    -----------    -----------

                 See accompanying notes to financial statements

                                   ECASH, INC.
                       (formerly Avery Sports Turf, Inc.)
                            STATEMENTS OF CASH FLOWS

                                                                    Three Months
                                                                       Ended
                                                                  March 31, 2006
                                                                  --------------
Cash Flows from Operating Activities:
           Net income (loss)                                          $ (37,595)
           Adjustments to reconcile net loss to
              net cash used in operating activities:

  Changes in operating assets and liabilities:
                     Accounts receivable                                (46,680)
                     Accounts payable and accrued expense               (61,725)
                     Related party payable                                6,000
                                                                      ---------

              Net Cash Used In Operating Activities                    (140,000)
                                                                      ---------

Cash Flows from Investing Activities:

              Net Cash Used In Investing Activities                          --
                                                                      ---------

Cash Flows from Financing Activities:
           Cash for stock                                               160,000
           Stock subscription                                           (20,000)
                                                                      ---------

              Net Cash Provided By Financing Activities                 140,000
                                                                      ---------

Net Decrease In Cash                                                         --

Cash at Beginning of Period                                                  --
                                                                      ---------

Cash at End of Period                                                 $      --
                                                                      =========

Supplemental Disclosure of
   Cash Flow Information:

    Nonmonetary transactions
           692,194 shares@ $1.00 per share
            issued for debt                                            $ 692,194
                                                                       ---------

                 See accompanying notes to financial statements

                                   ECASH, INC.
                       (formerly Avery Sports Turf, Inc.)
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1:   HISTORY

A.  Background.

Ecash, Inc. formerly Avery Sports Turf, Inc., formerly In-Sports International, Inc., a Delaware corporation ("Company"), was created as a result of a reverse acquisition with Perma Grass Corporation ("Perma"), is engaged in developing a business of distributing and installing artificial grass surfaces for commercial, athletic, residential and child care applications (sometimes known as "artificial turf").

The Company was incorporated on March 10, 1994 in the state of Delaware as Beta Acquisition Corp. ("Beta") and on September 7, 1995. Beta changed its name to In-Sports International, Inc. In August 2003 the name was changed to Avery Sports Turf, Inc.

In December 1998, the Company acquired 100% of Perma by issuing 9,000,000 shares for all of the shares of Perma. This exchange has been accounted for as a reverse acquisition, under the purchase method of accounting, since the former shareholder of Perma owned a majority of the outstanding stock of the Company after the acquisition. Accordingly, the combination of the two companies is recorded as recapitalization of shareholders' equity of Perma, pursuant to which Perma is treated as the continuing entity for accounting purposes and the historical financial statements presented are those of Perma. Pro-forma information has not been presented since the transaction was deemed a capital stock transaction rather than a business combination.

Perma was spun-off at a special board of directors meeting on July 17, 2003. Perma stock was distributed to shareholders of record as of December 1, 2000 payable Jan 10, 2001. Gain on the spin-off of Perma ($336,807) was not recorded as income but credited to paid in capital.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. Continued Existence.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company, since its inception, has an accumulated deficit of $4,225,627 which raises substantial doubt about its ability to continue as a going concern. The Company's ability to continue as a going concern is dependent upon profitable operations and support from present shareholders. The management has continued to raise the funds necessary to continue the operations of the business however, it is uncertain that the business can continue as a going concern under the present operating and financial conditions without additional funding. However, see NOTE: 10. Extinguishment of Debt, NOTE 11: Agreement and Reorganization Plan and NOTE: 13. Subsequent Event for the Company's plan to cure the ability to continue as a going concern.

B. Use of Estimates.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.

C. Earnings (Loss) Per Share.

The Company has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 128, "Earnings per Share," which became effective for financial statements for fiscal years ending after December 15, 1997. The statement requires that the Company report basic and diluted earning (loss) per share for all periods reported. Basic net income per share is computed dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted net income (loss) per share is computed by dividing net income (loss) by the weighted average number of common shares outstanding for the period, adjusted for the dilutive effect of common stock equivalents, if any.

For the periods presented, diluted net (loss) per share was the same as basic net loss per share. The Company had no dilutive securities at March 31, 2006. Further, any dilutive effect if applicable would be excluded from the calculation of loss per share because the effect would be anti-dilutive.

D. Fair Value of Financial Instruments.

The Company's financial instruments consist primarily of trade payables and accrued expenses which approximated fair value as of December 31, 2005.

E. Stock Based Compensation

Shares of the Company's common stock are issued for consulting and marketing services under a "Non-Employee Directors and Consultant Retainer Stock Plan". These issuances are valued at the fair market value of the services provided and the number of shares issued is determined based upon what the price of the common stock is on the date of each respective transaction. In addition, the Company has a "Stock Incentive Plan"; to date, no options have been granted under this plan.

NOTE 3: RECENT ACCOUNTING PRONOUNCEMENTS.

In December 2003, Statement of Financial Accounting Standards ("SFAS") No. 148, "Accounting for Stock-Based Compensation -- Transition and Disclosure," was issued. This Statement amends SFAS No. 123, "Accounting for Stock-Based Compensation", to provide alternative methods of transition for an entity that voluntarily changes to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of SFAS No. 123 and Accounting Principles Board ("APB") Opinion No. 28, "Interim Financial Reporting," to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. SFAS No. 148 is effective for fiscal years ending after December 15, 2003 and for interim periods beginning after December 15, 2003.

NOTE 4: SHAREHOLDERS' EQUITY

In July 2003 the authorized stock was increased from 50,000,000 shares to 500,000,000 shares. On January 2003, George Avery resigned as President and returned 25,000 shares of common stock acquired in 2002. These shares were cancelled at par value.

During the three month period the Company issued shares for cash ($ 160,000 less a stock subscription receivable of $ 20,000) and extinguishment of debt. (See
Note: 10: Extinguishment of Debt)

NOTE 5: INCOME TAXES

Because of its past losses, the Company is not liable for any corporate income tax. Because the Company "spun-off" Perma in 2000, the Company's net operating loss ("NOL") is restricted to Avery Sports Turf, Inc. The NOL is as follows:

                               Year                    NOL         Year Expires
                               ----                    ---         ------------
                               1999             $   237,000          2019
                               2000                 131,000          2020
                               2001                 300,000          2021
                               2002                 453,000          2022
                               2003                 926,000          2023
                               2004                 482,000          2024
                               2005                 384,000          2025
                  Three Months 2006                  38,000          2026
                                                    -------
                                                 $2,951,000
                                                 ==========


The Company has fully reserved the resulting deferred tax asset because the likelihood of realization of these benefits cannot be presently determined. Based on the Ecash reorganization agreement signed on March 6, 2006, the Company anticipates a "Change in Control" will occur thus substantially limiting the ability of the Company to use the NOL's (See Note: 11 Agreement and Plan of Reorganization)

NOTE 6: RELATED PARTIES

The Company incurred consulting expenses of $ 20,000 for an officer and director of the Company for the three month period. The total outstanding to the officer and director is $ 6,000.

NOTE 7: LETTER OF INTENT CANCELLATION

On September 30, 2005, the Company entered into a letter of intent with Copacabana (T) Limited, a Tanzania corporation, to acquire certain gold properties in Tanzania. The property specific to the letter of intent is located in Mpwapwa, Kiteto and Kongwa Districts. Initial surveys of the property indicate the level of metal in the property is feasible for economic development of the property. Future sampling surveys will be necessary prior to the development to this property. Subsequent to year end the letter of intent was cancelled. On March 5, 2006 the Company terminated the letter of intent with Copacabana (T), Limited.

NOTE 8: SETTLEMENT AGREEMENTS

On March 3, 2006 the Company entered into an agreement with George and Jural Avery (Avery) to assign the patents pertaining to the turf business to Avery. Under the terms of this agreement the Company will forgo any future claims to the patents and any future revenue stream the patents may earn. Avery will forgive debts owed to them by the Company and indemnify the Company against any claims pertaining to the acquisition of the building and equipment of the merger agreement date December 19, 2003. The Company realized a gain on settlement of $ 75,303 from this transaction plus $ 14,475 on settlements of accounts payable for an aggregate settlement amount of $89.778.

NOTE 9: EXTINGUISHMENT OF DEBT

On March 17, 2006, the Company authorized to be issued 852,194 restricted common shares of the company at $1.00 per share for an aggregate value of $ 852,194, bringing the total outstanding shares of common stock to 1,244,012. These shares are being held until the close of the reorganization agreement with Ecash, Inc., for distribution to the creditors. Of the common shares authorized to be issued, 160,000 common shares were for cash of $140,000 and a stock subscription of $20,000 plus 692,194 common shares for the reduction of debt of $ 692,194. The cash was used to reduce the debt not extinguished by the issuances of common shares.

NOTE 10: AGREEMENT AND PLAN OF REORGANIZATION

On March 6, 2006 the Company signed a reorganization agreement with E-Cash, Inc a New Jersey corporation whose business is the operation of automatic teller machines ("ATM's") that are owned and operated by E-Cash. The ATM machines are placed in various retail locations including supermarkets, convenience stores, restaurants, colleges and other locations not generally serviced by traditional and financial institutions. Under the terms of the agreement the Company will acquire E-Cash, Inc. by issuing 20,000,000 shares of common stock to the shareholders of E-Cash after the Company has effected a reverse split of its shares of one new share for each 400 shares. Both the reorganization agreement and reverse split of shares requires shareholder approval, which has been obtained by the Company. (See NOTE: 13 Subsequent Event)

NOTE 11: ASSIGNMENT OF LEASE

On March 6, 2006 the Company assigned the lease for the office space in Minneapolis MN to an unrelated party. Under the terms of the assignment, the unrelated party will continue the lease without cost to the Company for the balance of its remaining term which is 12 months.

NOTE 12: SUBSEQUENT EVENT

On May 12, 2006 the name change and reverse split of the Company's shares of common stock were approved by its stockholders. The effective date of the name change is immediate and the date of the merger agreement and reverse stock split was effected May 22, 2006.